                                                                    Exhibit 10.1


Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as (----) . A complete, unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------



                               PACKAGING AGREEMENT
                               -------------------

                                TABLE OF CONTENTS
                                -----------------

ARTICLE 1.    DEFINITIONS......................................................................3

ARTICLE 2.    PROCESSING AND PACKAGING AND PRICE...............................................5

ARTICLE 3.    FORECASTS AND ORDERS.............................................................7

ARTICLE 4.    SPECIFICATIONS...................................................................8

ARTICLE 5.    PACKAGING MATERIALS..............................................................8

ARTICLE 6.    QUALITY CONTROL; ADVERSE EXPERIENCES AND RECALLS.................................9

ARTICLE 7.    WARRANTIES......................................................................11

ARTICLE 8.    INDEMNIFICATION.................................................................12

ARTICLE 9.    CONFIDENTIALITY.................................................................13

ARTICLE 10.   TERM AND TERMINATION............................................................13

ARTICLE 11.   GOVERNING LAW...................................................................14

ARTICLE 12.   MISCELLANEOUS...................................................................14

                               PACKAGING AGREEMENT
                               -------------------

      THIS AGREEMENT made as of this 15th day of February  , 2002, (the
                                     ----        ----------
"Effective Date"), (the "Agreement") by and between SEARLE & CO., a Delaware corporation ("SEARLE"), and WATSON LABORATORIES, INC., a Nevada corporation ("WATSON");

      WHEREAS, WATSON has obtained rights to certain Products (as hereinafter defined) and desires to have the Products packaged by SEARLE;

      NOW, THEREFORE, the parties agree as follows:

ARTICLE 1. DEFINITIONS

1.1. "Affiliate" of a party means any corporation or other business entity controlled by, controlling or under common control with, such party. For this purpose "control" shall mean direct or indirect beneficial ownership of more than fifty percent (50%) of the voting or income interest in such corporation or other business entity.

1.2. "Assets" has the meaning ascribed to such term in Section 2 of the Asset Purchase Agreement entered into between G.D. Searle & Co., SCS Pharmaceuticals and Watson Laboratories, Inc. dated September 30, 1997 and the Asset Purchase Agreement entered into between G.D. Searle & Co. and Watson Laboratories Inc. dated September 18, 1998.

1.3. "ANDA" means an abbreviated new drug application that is submitted to the FDA for approval to manufacture and/or sell a pharmaceutical product in the United States.

1.4. "Asset Purchase Agreement(s)" mean the Asset Purchase Agreement entered into between G.D. Searle & Co., SCS Pharmaceuticals and Watson Laboratories, Inc. dated September 30, 1997 and the Asset Purchase Agreement entered into between G.D. Searle & Co. and Watson Laboratories Inc. dated September 18, 1998.

1.5. "Batch" means one (1) production lot of a Product as listed for each Product on Schedule 1.5.

1.6. "Bulk Tablet Testing Specifications" means the procedures, requirements, standards, and other items related to testing of the Products in bulk tablet form attached as Schedule 1.6 as amended from time to time in accordance with the provisions hereof.

1.7. "Contract Year" shall mean each consecutive twelve (12) month period commencing on January 1, 2002 and ending on the first anniversary of such date and each consecutive twelve (12) month period ending on an anniversary of such date during the term hereof.

1.8.  "FDA" means the United States Food and Drug Administration.

1.9.  "FTC" means the United States Federal Trade Commission.

1.10. "Law" means any federal, state or local law, ordinance, rule, regulation, or governmental requirement or restriction of any kind, and any rules, regulations, and orders promulgated thereunder.

1.11. "NDA" means a New Drug Application that is submitted to the FDA in order to obtain approval to manufacture and/or sell a pharmaceutical product in the United States.

1.12. "Ogestrel Agreement" means the Supply Agreement entered into between G.D. Searle & Co. and Watson Laboratories, Inc. dated October 16, 1997 and the Letter dated March 29, 2001, notifying Searle that Watson was extending this Supply Agreement solely for the products, Low-Ogestrel and Ogestrel.

1.13. "Packaging" means filling, inspecting, labeling, packaging and packing of the Products or any part thereof in accordance with the Packaging Specifications. The terms "Package," "Packaged" and "Packaging" in this Agreement shall have the identical meaning.

1.14. "Packaging Specifications" mean the procedures, requirements, standards and other items related to Packaging of the Products attached hereto as
      Schedule 1.14, as amended from time to time in accordance with the provisions hereof.

1.15. "Product(s)" means the pharmaceutical products listed on Schedule 1.5, meeting the Specifications.

1.16. "Public Information" means information that is publicly available or is generally known in the pharmaceutical industry.

1.17. "Searle Labeling" means the printed labels, labeling and packaging materials, including printed carton, container label and package inserts, as currently used by

      SEARLE for each Product.

1.18. "Specifications" shall mean both the Bulk Tablet Testing Specifications and the Packaging Specifications.

1.19. "Territory" means the United States and its possessions.

1.20. "Watson Labeling" means the printed labels, labeling and packaging materials, including printed carton, container label and package inserts, used by Watson and bearing Watson's name for each Product.

ARTICLE 2. PROCESSING AND PACKAGING AND PRICE

2.1.  Undertaking.
      -----------

      (a) Subject to the limitations contained herein, SEARLE or its Affiliates hereby agrees to Package or to have Packaged WATSON's orders for the Products in the Territory and WATSON agrees to pay SEARLE for the quantity of Products so Packaged in accordance with this Agreement. However, for the Product, Nor Q.D., SEARLE hereby only agrees to conduct the required testing according to the Quality Responsibilities in Schedule 6.1. WATSON is responsible for all other aspects of Packaging Nor Q.D. SEARLE shall not be obligated to Package Products in excess of the capacity limitations described in Sections 3.1 and 3.2. For the duration of this Agreement, WATSON hereby grants to SEARLE a royalty-free license and right in the Territory to use such of the Assets as are necessary or useful to SEARLE in fulfilling its obligations under this Agreement.

      (b) In addition, SEARLE or its Affiliates agree to conduct bulk tablet testing of the Products or to have such testing conducted and will report the results of these tests to WATSON within five (5) working days of receiving the results of these tests. SEARLE or its designee will conduct the tests in accordance with the Bulk Tablet Testing Specifications contained in Schedule 1.6.

      (c) WATSON will review the results of the bulk tablet tests and in WATSON's sole discretion determine which lots of bulk Product are acceptable for release to SEARLE for Packaging. For each lot of bulk Product that WATSON releases to SEARLE for Packaging, WATSON shall provide SEARLE with written authorization to accept those lots of bulk Product. Without such written authorization from WATSON, SEARLE will not accept shipment of these lots of bulk Product.

      (d) The parties acknowledge that any of SEARLE's obligations hereunder may be carried out, at SEARLE's election, by third party manufacturers appropriately qualified under all Laws to perform the Packaging obligations hereunder in compliance with the Specifications and all Laws; provided that SEARLE's use of any third party manufacturer shall require WATSON's prior written consent, which consent shall not be unreasonably withheld, and the written agreement by the third party to abide by and comply with the terms of this Agreement. Notwithstanding the above, the use of any third party manufacturer shall not relieve SEARLE of its obligations under this Agreement.

      (e) WATSON will supply SEARLE, free of charge, with sufficient released Product in bulk form at least sixty (60) days before any finished Product delivery date set pursuant to Article 3 for SEARLE to comply with its Packaging commitments to WATSON under this Agreement.

2.2.  Price and Payment.
      -----------------

      (a) During the first Contract Year, the prices for Packaging the Products are set out in Schedule 2.2(a). Thereafter, the prices shall be adjusted as provided in subsection (c) below.

      (b) Except as otherwise provided herein, including an event of Force Majeure affecting either party, during each Contract Year of this Agreement, WATSON shall purchase a minimum quantity of Products equal to US $(----) ("Minimum Quantity"). If in any such Contract Year, WATSON fails to purchase such Minimum Quantity, then WATSON shall pay SEARLE an amount equal to (----)% of the difference between US $(----) and the total price for all Products purchased by WATSON for delivery in such Contract Year. Purchase Orders issued by WATSON in 2001 for Product to be delivered in 2001 will not be included in the Minimum Quantity for 2002 even if Product so ordered is not delivered until 2002. Such Minimum Quantity will include the purchases made by WATSON under the Ogestrel Agreement for Ogestrel and Low-Ogestrel during the applicable Contract Year. It is agreed and understood that these liquidated damages are intended to compensate SEARLE for its lost profits and overhead costs which are difficult to calculate and project due to uncertainties in scheduling its manufacturing operations, and in no way are such liquidated damages to be construed as a penalty for WATSON's breach.

      (c) By December 1st of each Contract Year, SEARLE shall provide WATSON with written notice of the prices for the following Contract Year. Effective January 1 of each year, SEARLE may increase its prices for the Product by an amount equal to increases in the Producer Price Index for Pharmaceutical Preparations, PCU2834, as published by the U.S. Bureau of Labor Statistics, over the previous twelve (12) month period, September to October. Price increases for the Product shall not exceed (----)% annually. Price changes will take effect January 1 of each year and shall be effective for one year. These price changes will apply to any Purchase Orders issued by WATSON in the previous Contract Year provided the Purchase Order specifies a delivery date after January 1 of the current Contract Year. In the event the verifiable cost of SEARLE's packaging materials increases by more than (----)% in a Contract Year, however, SEARLE may adjust the Product(s) price to WATSON to reflect these increased packaging component costs.

      (d) The Products will be shipped to a location in the Territory designated by WATSON, FCA (Incoterms 2000) SEARLE's manufacturing plant. Title and risk of loss shall pass to WATSON upon delivery of the Products to the common carrier.

      (e) WATSON will pay in US currency for each shipment of Products within (----) days after the shipment of the Product(s).

ARTICLE 3. FORECASTS AND ORDERS

3.1.  Forecasts.
      ---------

      (a) On a monthly basis, WATSON will provide SEARLE with a written (----) month non-binding rolling forecast of the quantities of each Product that WATSON expects to purchase during each of the next (----) months (the "(----) Month Forecast"), or the remaining months of the contract, if less than (----) months left in the contract. Except as may be provided otherwise in this Section 3, the forecast for each Contract Year will be limited to an amount not greater than (----)% of the forecast for the prior Contract Year.

      (b) The first (----) months of each (----) Month Forecast (the "(----) Forecast") shall be firm and shall not have been changed from the forecasted amounts for the same calendar months contained in the prior (----) Month Rolling Forecast.

3.2.  Permitted Amount to be Ordered. WATSON shall submit a purchase order to
      ------------------------------
      SEARLE referencing this Agreement each month as required, with a delivery date of not less than (----) days after the date thereof. SEARLE will use its commercially reasonable efforts, but will be under no obligation, to supply Product in excess of (----)% of the (----) Month Forecast.

3.3.  Minimum Order Size. The minimum size of any order for any Product shall be
      ------------------
      (----) Batch of such Product with larger orders being in whole number multiples of a Batch. A Batch of bulk Product may be split between trade and sample presentations as long as the whole Batch is consumed in packaging within one month's time.

3.4.  Failure to Supply.
      -----------------

      (a) In the event SEARLE fails or is unable to Package or conduct testing in accordance with the Bulk Tablet Testing Specifications or has reason to believe that it will be unable to so test or to Package the quantities of the Products ordered by WATSON to meet WATSON's requirements (within the limits described in Section 2.1 above and within thirty (30) days after the delivery date set forth in the applicable purchase order), WATSON may (i) purchase or obtain so much as to meet its requirements or any portion thereof from any other source, and/or
            (ii) to the extent permitted by law, Package or have Packaged the same under the applicable Specifications and quality control procedures. In such event, SEARLE shall provide WATSON or WATSON's contract manufacturer with all documents, data and other information necessary or useful for Packaging the Products at no cost for so long as SEARLE is unable to supply sufficient quantities of the Products to meet WATSON's requirements. Any such quantities Packaged by a secondary source pursuant to this Paragraph shall nonetheless be credited against the WATSON's Minimum Quantity purchase obligation under Paragraph 2.2(b).

ARTICLE 4. SPECIFICATIONS

4.1   Specifications. The Products shall be tested, Packaged, stored and shipped
      --------------
      in accordance with the Specifications and all Laws.

4.2   WATSON's Changes. The Specifications may be changed by WATSON, provided
      ----------------
      the Specifications at all times shall be in compliance with the Product Registration, from time to time with SEARLE's consent which shall not be unreasonably withheld, but not more often than (----) per year unless required by the FDA or other US government agency. All such changes shall be communicated to SEARLE in writing, after which the parties shall agree on the date of implementation of such changes as soon as reasonably practicable. If any such change results in increased Packaging, testing costs or obsolescence of any materials specifically purchased by SEARLE for Packaging of the Products under this Agreement prior to being notified in writing by WATSON of the change in the Specifications, WATSON shall reimburse SEARLE for any such increased costs and the actual out-of-pocket cost of all such materials except to the extent the quantity of such materials exceeds requirements greater than the previous (----) months of WATSON's forecasts. Upon being reimbursed for obsolete material and at WATSON's written request, SEARLE shall promptly ship any such materials to a location designated by WATSON or destroy such materials at WATSON's expense. If any such change or proposed change to the Specifications results in costs and expenses to SEARLE, WATSON shall promptly reimburse all such reasonable documented out-of-pocket costs and expenses.

ARTICLE 5. PACKAGING MATERIALS

5.1.  Supply. SEARLE will supply all materials required to Package the bulk
      ------
      Product provided by WATSON as described in Section 2.1 (e).

5.2.  Title and Risk of Loss. Title and risk of loss to all materials provided
      ----------------------
      by SEARLE shall pass to WATSON upon delivery of the finished Products incorporating such materials to the common carrier at SEARLE's manufacturing plant. SEARLE shall store and maintain all bulk Product and Packaging materials in accordance with the Specifications and in compliance with all applicable Laws.

ARTICLE 6. QUALITY CONTROL; ADVERSE EXPERIENCES AND RECALLS

6.1.  Quality Responsibilities. The Quality Responsibilities for SEARLE and
      ------------------------
      WATSON attached as Schedule 6.1 to this Agreement, shall be used by both Parties to assign the day-to-day responsibilities and manage the operations of both the WATSON and SEARLE Quality Assurance groups in regards to the Packaging of the Products by SEARLE for WATSON.

6.2.  Testing. SEARLE shall perform quality control tests and assays on the
      -------
      Products in accordance with the Bulk Tablet Testing Specifications. Results of such tests and assays as well as specific Batch samples of Products packaged under this Agreement following the date hereof will be submitted to WATSON with a Certificate of Analysis.

6.3.  Samples. SEARLE shall retain for at least one (1) year after the
      -------
      expiration date of the applicable lot or batch of Products a file sample properly stored from each lot or batch of Products Packaged, including market packages, sufficient to perform each quality control test specified in the Bulk Tablet Testing Specifications at least two (2) times.

6.4.  Quality Issues Bulk Product. Any quality, safety or similar issues related
      ---------------------------
      to the bulk Product supplied by WATSON to SEARLE are WATSON's responsibility to resolve; provided, however, that any quality, safety or similar issues related to the bulk Products caused by SEARLE's failure to comply with the terms of this Agreement or Laws, or SEARLE's negligence or willful misconduct shall be the responsibility of SEARLE, such responsibility to include, without limitation, the obligation to reimburse WATSON for loss or damage to the bulk Product. For any Product which cannot be released due to quality or safety issue related to the bulk Product which is the responsibility of WATSON hereunder, WATSON shall reimburse SEARLE for the direct cost of manufacture of the affected Product, said direct cost of manufacture to be calculated by adding the actual cost of : a) Packaging materials and supplies used to Package the affected Products; b)Wages of those employees directly employed in the packaging of the affected Products; and, (c) That portion of SEARLE's fixed overhead expenses directly attributable to the actual Packaging of the affected products, calculated and apportioned in accordance with generally accepted accounting principles.

6.5.  Other Products' Adverse Drug Experiences and Quality Complaints. WATSON
      ---------------------------------------------------------------
      shall be responsible for handling all Product complaints related to all Products. SEARLE and WATSON shall promptly forward any Product complaints received by either of them to the other no later than three (3) days following receipt and shall provide assistance in investigating such complaints as may be reasonably requested. Each party shall designate a representative who will handle Product complaint activities for such party and coordinate such activities with the other party.

6.6.  Recalls Relating to Products. Recalls of the Products shall be the
      ----------------------------
      responsibility of WATSON. The party desiring to initiate a recall shall notify the other and, immediately thereafter, both parties shall discuss appropriate alternatives, including whether a recall is required and the method of implementing a recall. SEARLE shall cooperate with WATSON in the event of any recall, field alert or similar event and provide such assistance in connection therewith as WATSON may reasonably request. The costs of any such recall or similar event shall be borne by WATSON, except if the recall resulted from SEARLE's negligence, or breach of this Agreement, in which case SEARLE shall reimburse WATSON for the costs and expenses reasonably borne and paid by WATSON to effect the recall.

6.7.  Inspection. SEARLE agrees to permit WATSON's designated representatives to
      ----------
      whom SEARLE has no reasonable objections to inspect SEARLE facilities at which the Products are Packaged, stored or tested for the purpose of determining compliance with applicable Law and the Specifications at reasonable times after reasonable notice during regular business hours.

6.8.  Quality Control Evaluation. Within (----) days after receipt of each
      --------------------------
      shipment, WATSON will inspect and make a quality control evaluation of such shipment (which shall include a certificate of analysis). In the event any shipment or part thereof fails, or there is manifest cause for WATSON to reasonably believe that any shipment or part thereof fails to conform to the Packaging Specifications or shall have been Packaged or shipped under conditions which do not comply with the FDA requirements or the provisions of this Agreement, WATSON may reject the same by giving written notice to SEARLE within the (----) day period, specifying the manner in which it fails to meet the requirements. SEARLE shall have (----) days within which to accept or reject WATSON's claims.

6.9.  Disputes. In the event of any dispute as to whether any shipment of
      --------
      Products fails in whole or part to meet the Packaging Specifications, such dispute shall be promptly resolved by an independent testing organization of recognized repute within the US pharmaceutical industry mutually agreed upon by the parties, the appointment of which shall not be unreasonably withheld or delayed by either party. Until any dispute is resolved, WATSON will not dispose of any nonconforming shipment without prior written authorization from and agreement with SEARLE. The fees and costs of such testing organization shall be borne by the party whose position is not sustained by the testing organization.

6.10. Replacement Products. If any Products shipped hereunder are rejected by
      --------------------
      WATSON, SEARLE agrees to ship as soon as reasonably possible after notice of such rejection (or if there is a dispute with regard to the rejection, after notice of the determination of the independent testing organization) replacement Products either newly packaged or, with the consent of WATSON, reworked from the rejected shipment using an FDA approved procedure with respect thereto. SEARLE's requirement to ship replacement Product is entirely contingent on first receiving sufficient replacement bulk Products from WATSON to allow SEARLE to package replacement Product, the cost of such replacement bulk Product to be reimbursed to WATSON within (----) days if SEARLE does not reasonably and in good faith dispute Watson's rejection of Product. If SEARLE does so dispute WATSON's rejection, SEARLE will only be responsible for the cost of such replacement bulk Product if its position is sustained by the testing organization as set forth in Section 6.9 above.

6.11. Government Inspections/Communications. Each party shall promptly notify
      -------------------------------------
      the other part of any government inspections or communications to or from any governmental agency (including the reporting of adverse drug experiences or field alerts) that might adversely affect the other parties' ability to perform its obligations under this Agreement.

ARTICLE 7. WARRANTIES

7.1.  SEARLE Warranties. SEARLE warrants that:
      -----------------

      (a) the Packaging and all materials furnished by SEARLE will comply with the Packaging Specifications and with all applicable Laws, including all current Good Manufacturing Practices ("GMPs");

      (b) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SEARLE MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.2.  WATSON Warranties. WATSON warrants that:
      -----------------

      (a) to the extent that it provides any bulk Product, other materials or engages in Packaging with respect to the Products, all such bulk Product, materials and Packaging will comply with the Specifications and with all applicable Laws, including GMPs; and

      (b) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, WATSON MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

ARTICLE 8. INDEMNIFICATION

8.1.  In Favor of SEARLE. WATSON shall defend, indemnify and hold SEARLE, its
      ------------------
      Affiliates and the officers, directors and employees of each harmless from and against any and all claims, demands, losses, damages, liabilities, settlement amounts, costs or expenses whatsoever (including reasonable attorneys' fees) arising from or related to any claim, action or proceeding made or brought against such party by a third party (i) as a result of WATSON's use, promotion, sale and/or distribution of the Products except to the extent such liability arises from SEARLE's breach of any warranty or representation herein, SEARLE's failure to perform any covenant herein, or the negligent act or omission of SEARLE in performing its obligations under this Agreement or (ii) as a result of WATSON's breach of any warranty or representation herein, WATSON's failure to perform any covenant herein, or the negligent act or omission of WATSON in performing its obligations under this Agreement.

8.2.  In Favor of WATSON. SEARLE shall defend, indemnify and hold WATSON and its
      ------------------
      officers, directors and employees harmless from and against any and all claims, demands, losses, damages, liabilities, settlement amounts, costs or expenses whatsoever (including reasonable attorneys' fees) arising from or related to any claim, action or proceeding made or brought against such party by a third party as a result of SEARLE's breach of any warranty or representation herein, SEARLE's failure to perform any covenant herein, or the negligent act or omission of SEARLE in performing its obligations under this Agreement.

8.3.  Notice; Defense. In the event of any claim, action or proceeding for which
      ---------------
      a party is entitled to indemnity hereunder, the party seeking indemnity ("Claimant") shall promptly notify the other party ("Indemnitor") of such matter in writing, provided that the failure to give timely notice to the Indemnitor shall not release the Indemnitor from any liability to Claimant except to the extent the Indemnitor is actually prejudiced thereby. Indemnitor shall promptly, but in no event later than thirty (30) days from date of notice, assume responsibility for and shall have full control of the defense of such matter and Claimant shall fully cooperate in Indemnitor's handling and defense thereof. Failure to assume the defense within the aforementioned time period shall constitute a waiver of the Indemnitor's rights to assume the defense and, except as otherwise provided herein, the Claimant shall have the full right to conduct the defense, settle or otherwise dispose of the claim at the Indemnitor's expense. The Indemnitor shall have the right to settle or compromise claims against the Claimant involving the payment of money by Indemnitor only in exchange for an unconditional release of Claimant. All other dispositions of claims must be approved by Claimant, which approval shall not be unreasonably withheld.

8.4.  Limitation. Notwithstanding any provision of this Agreement which might
      ----------
      otherwise be to the contrary, except as expressly set forth in Section 2.2(b), (i) no party shall be entitled to indemnification with respect to any claim or suit to the extent such claim or suit results from its own negligence or willful misconduct, or any action to which it has consented to in writing, and (ii) neither party shall be liable to the other for punitive, exemplary, indirect or special damages or lost profits or other consequential damages of any kind.

ARTICLE 9. CONFIDENTIALITY

During the term of this Agreement and for a period of three (3) years thereafter except as otherwise provided in the Asset Purchase Agreement, no party shall, without the specific written consent of the other party, disclose to any third party (except to governmental health or regulatory authorities to obtain and maintain the registration of the Products or other disclosures required by law) or use for its own purposes any confidential information which is received from the other party or its agent(s) pursuant to this Agreement concerning the Products or the other party's business unless such information:

            a. was or becomes public through no fault of the receiving party, or

            b. was obtained from a third party legally entitled to use and disclose the same, or

            c.    was known to the party prior to entering into this Agreement.

For this purpose, Assets shall be deemed WATSON's property in the Territory and not subject to any obligation of confidentiality by WATSON with respect to the Territory.

ARTICLE 10. TERM AND TERMINATION

10.1. Term. The term of this Agreement shall be, unless terminated earlier as
      ----
      provided herein commencing on the Effective Date and termination on December 31, 2003.

10.2. Termination by Either Party. Either party shall have the right to
      ---------------------------
      terminate this Agreement immediately upon written notice to the other:

      (a) if the other party is dissolved or liquidated, files or has filed against it a petition under any bankruptcy or insolvency law, makes an assignment for the benefit of its creditors or has a received appointed for all or substantially all of its property and is not withdrawn within sixty (60) days of appointment; or

      (b) if the other party shall commit any material breach (whether remediable or not) of its obligations under this Agreement and, if remediable, shall fail to remedy the breach within sixty (60) days after receipt of written notice from the non-breaching party describing such breach.

10.3  Termination With Notice. WATSON shall be entitled to terminate this
      -----------------------
      Agreement in its entirety, with an effective date of December 31, 2002, by giving written notice to SEARLE on or before July 1, 2002. In the event, WATSON submits a written request to SEARLE by July 1, 2002, that it would like to terminate this Agreement only as related to an individual Product or Products, effective December 31, 2002, SEARLE will have 1 month to respond to this request. No later than August 1, 2002 Pharmacia will notify WATSON in writing if it accepts WATSON's request for termination. This decision will be at Pharmacia's sole discretion and if WATSON does not receive a response from SEARLE by August 1, 2002, SEARLE will be deemed to have rejected WATSON's request for a partial termination.

10.4  Without Prejudice. Termination of this Agreement, due to the fault of
      -----------------
      either party, shall be without prejudice to any other rights or remedies then or thereafter available to either party under this Agreement or otherwise.

10.5  Products and Materials. Promptly after expiration or termination of this
      ----------------------
      Agreement, SEARLE will complete work on all in process Products. WATSON will pay SEARLE the price determined pursuant to Section 2 for Products Packaged by SEARLE. In addition, WATSON shall reimburse SEARLE for the cost of any packaging and labeling materials remaining in SEARLE's inventory, which packaging and labeling material will be promptly delivered to WATSON at a place of WATSON's designation. However, in no event shall the quantity of Products and packaging/labeling materials to be purchased by WATSON under this provision after expiration or termination exceed WATSON's forecasts for the preceding six (6) month period.

ARTICLE 11. GOVERNING LAW

This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware of the United States of America regardless of the choice of law principles of Delaware or any other jurisdiction.

ARTICLE 12. MISCELLANEOUS

12.1. Costs. Each party shall bear its own costs and expenses incurred in
      -----
      negotiating this Agreement.

12.2. Notices. Any notice required or permitted to be given hereunder shall be
      -------
      deemed sufficient if sent by facsimile letter or overnight courier, or delivered by hand to SEARLE or WATSON at the respective addresses and facsimile numbers set forth below or at such other address and facsimile number as either party hereto may designate. If sent by facsimile letter, notice shall be deemed given when the transmission is completed if the sender has a confirmed transmission report. If a confirmed transmission report does not exist, then the notice will be deemed given when the notice is actually received by the person to whom it is sent. If delivered by overnight courier, notice shall be deemed given when it has been signed for. If delivered by hand, notice shall be deemed given when received.

      if to SEARLE, to:
            Searle & Co.
            Calle Jardines #99
            Caguas, Puerto Rico 00725
                  Attention: Finance Director
                  Fax number: (787) 286-4034

      with a copy to:
            Legal Counsel
            Pharmacia CentreSource
            7000 Portage Road
            Kalamazoo, Michigan 49001-0199
                  Fax number: (616) 833-6310

      if to WATSON, to:
            Watson Laboratories, Inc.
            PO Box 1900
            311 Bonnie Circle
            Corona CA 91718-1900
                  Attention: Maria Chow
                  Fax number: (909) 493-5807

      with a copy to:
            General Counsel
            Watson Laboratories, Inc.
            311 Bonnie Circle
            Corona, CA 92880
                  Fax number: (909)279-8094

12.3. Survival. The provisions of Articles 8, 9 and 11 shall survive the
      --------
      expiration or other termination of this Agreement.

12.4. Entire Agreement. This Agreement, together with any Schedules hereto and
      ----------------
      the Asset Purchase Agreement, constitute the entire Agreement between the parties concerning the subject matter hereof; it may not be modified or amended except in writing signed by all parties. All agreements or arrangements (if any) among the parties executed prior to the date hereof (except for the Asset Purchase Agreement), whether written or oral, relating to the subject matter hereof are hereby canceled and superseded.

12.5. Schedules. The Schedules (as amended from time to time by agreement of the
      ---------
      Parties in writing) form part of this Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement and any reference to the Agreement shall include the Schedules. To the extent that there is conflict between or ambiguity relating to, on the one hand, any or all of the Schedules and, on the other, the remainder of this Agreement, the wording of the Agreement shall prevail.

12.6. Headings. Headings are inserted for convenience and shall not by
      --------
      themselves determine the interpretation of this Agreement.

12.7. Counterparts. This Agreement may be executed in counterparts, each of
      ------------
      which shall be deemed an original but together constituting one agreement.

12.8. Assignment. Except as otherwise provided in this Section, neither party
      ----------
      may assign or delegate any right or obligation hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld, and any attempted assignment or delegation in violation hereof shall be void. WATSON and SEARLE may each assign all or part of its rights and obligations hereunder to an Affiliate on notice to and without the necessity of securing the other party's consent, subject to and for so long as such assignee remains an Affiliate of the assignor. In addition, either party may assign all of its rights and obligations hereunder to a purchaser of all or substantially all of the assets or business to which this Agreement relates.

12.9. Waiver of Default. No waiver of any default hereunder by any party or any
      -----------------
      failure to enforce any rights hereunder shall be deemed to constitute a waiver of any subsequent default with respect to the same or any other provision hereof. No waiver shall be effective unless made in writing with specific reference to the relevant provision(s) of this Agreement and signed by a duly authorized representative of the party granting the waiver.

12.10. Not for Benefit of Creditors. The provisions of this Agreement are
       ----------------------------
      intended only for the regulation of relations between the parties. Except as expressly provided in Article 8 (and then subject to the limitations stated in such Article), this Agreement is not intended for the benefit of any person, firm or entity not a party hereto and no rights are granted to such third parties hereunder.

12.11. Force Majeure. If any party is prevented from performing any obligation
       -------------
      hereunder by reason of fire, explosion, strike, labor dispute, casualty, accident, lack or failure of transportation facilities, flood, war, civil commotion, acts of God, any law, order or decree of any government or subdivision thereof or any other cause beyond the reasonable control of such party ("Force Majeure), then such party shall be excused form performance hereunder to the extent and for the duration of such prevention, provided it first notifies the other party in writing of such prevention. The foregoing shall not apply to any prevention due to any governmental regulatory action resulting directly from the fault of SEARLE.

12.12. Publicity. Neither SEARLE nor WATSON, nor any Affiliate thereof, will
       ---------
      issue or cause publication of any press release or other announcement or public communication with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party, which consent will not be unreasonably withheld or delayed.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.


SEARLE & CO.                                    WATSON LABORATORIES, INC.


By:                                             By:
   -----------------------------                   -----------------------------

Title:                                          Title:
      --------------------------                      --------------------------

                                    SCHEDULES
                                    ---------

               1.5               Products and Batch Lot Sizes
               1.6               Bulk Tablet Testing Specifications
               1.14              Packaging Specifications
               2.2(a)            Purchase Prices
               6.1               Quality Agreement and Quality Responsibilities

                                  SCHEDULE 1.5

                          PRODUCTS AND BATCH LOT SIZES
                          ----------------------------


CODE                         DESCRIPTION                          LOT SIZE (Cartons)            TABLETS
----                         -----------                          ------------------            -------
25428                        Brevicon (----)                      (----)                        (----)
X25428                       Brevicon (----) Samples              (----)                        (----)
27928                        Levora (----)                        (----)                        (----)
X27928                       Levora (----) Samples                (----)                        (----)
26528                        Norinyl 1/50 (----)                  (----)                        (----)
25928                        Norinyl 1/35 (----)                  (----)                        (----)
X25928                       Norinyl 1/35 (----) Samples          (----)                        (----)
A023091                      NorQD tablets                        (----)                        (----)
27428                        Tri-Norinyl (----)                   (----)                        (----)
X27428                       Tri-Norinyl (----) Samples           (----)                        (----)
29128                        Trivora (----)                       (----)                        (----)
X29128                       Trivora (----) Samples               (----)                        (----)


Schedule 1.5 to Packaging Agreement

                                 TRIVORA Tablets
          Low Dose: Levonorgestrel 0.05 mg / Ethinyl Estradiol 0.03 mg
        Medium Dose: Levonorgestrel 0.075 mg / Ethinyl Estradiol 0.04 mg
         High Dose: Levonorgestrel 0.125 mg / Ethinyl Estradiol 0.03 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period               (----) days from start of manufacture of the earliest of the Trivora lots
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment               (----) months from start of manufacture of the earliest of the Trivora lots
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TEST                                     SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Blend Uniformity                         (----)% - (----)% L.S.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                                           INTERNAL SPECIFICATION                          REGULATORY SPECIFICATION
                                    ------------------------------------------------------------------------------------------------
                                     Low Dose      Medium Dose      High Dose           Low Dose      Medium Dose       High Dose
------------------------------------------------------------------------------------------------------------------------------------
Description                         Blue, round,   White, round,   Pink, round,       Blue, flat-     White, flat-     Pink, flat-
                                    flat-faced,    flat-faced,     flat-faced,        faced,          faced,           faced,
                                    bevel-edge,    bevel-edge,     bevel-edge,        beveled-edge    beveled-edge     beveled-edge
                                    uncoated.      uncoated.       uncoated.          tablets with    tablets with     tablets with
                                    Debossed       Debossed one    Debossed one       the company     the company      the company
                                    one side       side            side               identifier on   identifier on    identifier on
                                    "WATSON",      "WATSON",       "WATSON",          one side and    one side and     one side and
                                    other side     other side      other side         the product     the product      the product
                                    "50/30"        "75/40"         "125/30"           identifier on   identifier on    identifier on
                                                                                      the other.      the other.       the other.
------------------------------------------------------------------------------------------------------------------------------------

Identification Test (HPLC)          Retention time of main sample peak                Retention time of main sample peak conforms to
                                    correspond to those of the standard.              those of the standard.
------------------------------------------------------------------------------------------------------------------------------------
Identification Test
(Melting Point, Class I)            (----)                                            (----)
------------------------------------------------------------------------------------------------------------------------------------

TRIVORA SPECIFICATION
Schedule 1.6 to Packaging Agreement

------------------------------------------------------------------------------------------------------------------------------------
Assay Levonorgestrel (HPLC)         (----)% - (----)%                                 (----)% - (----)% of the label claim
------------------------------------------------------------------------------------------------------------------------------------
Assay Ethinyl Estradiol (HPLC)      (----)% - (----)%                                 (----)% - (----)% of the label claim
------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity (HPLC)
Levonorgestrel                      Conforms to current USP criteria                  Conforms to current USP requirements
------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity (HPLC)
Ethinyl Estradiol                   Conforms to current USP criteria                  Conforms to current USP requirements
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Levonorgestrel
Q = 80% at 60 min.                  Conforms to USP Acceptance Table                  Conforms to current USP requirements
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Ethinyl Estradiol
Q = 75% at 60 min.                  Conforms to USP Acceptance Table                  Conforms to current USP requirements
------------------------------------------------------------------------------------------------------------------------------------

Residual Methanol                   (----)           (----)            (----)        (----)           (----)              (----)

------------------------------------------------------------------------------------------------------------------------------------
               6-Keto EE
               --------------------
               9,11 - DEE
               --------------------
               6-OH-LNRG
               -------------------- (----)%          (----)%           (----)%       (----)%          (----)%             (----)%
Related        6-OH-EE              on any           on any            on any        on any           on any              on any
Substances     -------------------- individual       individual        individual    individual       individual          individual
               6-Keto-LNRG
               --------------------
               6,7 - DEE
               --------------------
               6,7 - DLNRG
               --------------------
               5,6 - Delta LNRG
               --------------------
               LNRG SYNT. IMP
               ---------------------------------------------------------------------------------------------------------------------
               Total
               Related Substances   (----)           (----)            (----)        (----)           (----)              (----)
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic                   NMT (----)       NMT (----)        NMT (----)    NMT (----)       NMT (----)          NMT (----)
Microbial Count                     cfu/g            cfu/g             cfu/g         cfu/g            cfu/g               cfu/g
------------------------------------------------------------------------------------------------------------------------------------

Escherichia coli                                     (----)
--------------------------------------------------------------------------------
Salmonella                                           (----)                                      No filed requirement
--------------------------------------------------------------------------------
Coliform bacteria                   (----)           (----)            (----)
--------------------------------------------------------------------------------
Fungi                               (----)           (----)            (----)
------------------------------------------------------------------------------------------------------------------------------------

TRIVORA SPECIFICATION
Schedule 1.6 to Packaging Agreement

                             NORINYL 1 + 35 Tablets
                 Norethindrone 1 mg / Ethinyl Estradiol 0.035 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period               (----) days from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment               (----) months from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

------------------------------------------------------------------------------------------------------------------------------------
TEST                                     SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Blend Assay                              Norethindrone:  (----)% - (----)% l.s.
                                         Ethinyl Estradiol: (----)% - (----)% l.s.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                              INTERNAL SPECIFICATION                             REGULATORY SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Appearance                        Yellow-green, round, flat-faced, bevel-edged       Yellow-green, flat-faced, beveled-edge tablets
                                  tablet.  Debossed one side "WATSON"; other         with the company identified on one side and the
                                  side, "259".                                       product identifier on the other side.
------------------------------------------------------------------------------------------------------------------------------------
Identification Test               Retention time of main sample peak correspond      Conforms to current USP requirements.
(TLC or HPLC)                     to those of the standard.
Norethindrone
------------------------------------------------------------------------------------------------------------------------------------
Identification Test (HPLC)        Retention time of main sample peak correspond      Retention time of main sample peak conforms to
Ethinyl Estradiol                 to those of the standard.                          that of the standard.
------------------------------------------------------------------------------------------------------------------------------------
Assay Norethindrone               (----)% - (----)%                                  (----)% - (----)% of label claim
------------------------------------------------------------------------------------------------------------------------------------
Assay Ethinyl Estradiol           (----)% - (----)%                                  (----)% - (----)% of label claim
------------------------------------------------------------------------------------------------------------------------------------

NORINYL 1+35 SPECIFICATION
Schedule 1.6 to Packaging Agreement

------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units               Conforms to current USP criteria                            Conforms to USP requirements
Norethindrone
------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units               Conforms to current USP criteria                            Conforms to USP requirements
(Ethinyl Estradiol)
------------------------------------------------------------------------------------------------------------------------------------
Dissolution                              Conforms to USP Acceptance Table                            Conforms to USP
Norethindrone
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Dissolution HPLC                         Conforms to USP Acceptance Table                            Conforms to USP
Ethinyl Estradiol
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic                            (----)                                                      N/A
Microorganisms
------------------------------------------------------------------------------------------------------------------------------------
Escherichia coli                         (----)                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Salmonella                               (----)                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Fungi                                    (----)                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                        (----)                                                      N/A
------------------------------------------------------------------------------------------------------------------------------------

NORINYL 1+35 SPECIFICATION
Schedule 1.6 to Packaging Agreement

                             NORINYL 1 + 50 Tablets
                     Norethindrone 1 mg / Mestranol 0.05 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period               (----) days from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment               (----) months from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

No filed requirement for blend uniformity or blend assay.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                               INTERNAL SPECIFICATION                             REGULATORY SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Appearance                         White, round, flat-faced, bevel-edged tablet.      White, round, flat-faced, beveled-edge tablet;
                                   Debossed one side "WATSON"; other side,            debossed "WATSON" on one side and "265" on
                                   "265".                                             the other side.
------------------------------------------------------------------------------------------------------------------------------------
Identification Test                Retention time of main sample peak correspond      Conforms to current USP requirements.
(TLC or HPLC)                      to those of the standard.
Norethindrone
------------------------------------------------------------------------------------------------------------------------------------
Identification Test B HPLC         Retention time of main sample peak correspond      Retention time of main sample peak conforms to
Mestranol                          to those of the standard.                          that of the standard.
------------------------------------------------------------------------------------------------------------------------------------
Assay Norethindrone                (----)% - (----)%                                  (----)% - (----)% of label claim
------------------------------------------------------------------------------------------------------------------------------------
Assay Ethinyl Estradiol            (----)% - (----)%                                  (----)% - (----)% of label claim
------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units         Conforms to current USP criteria                   Conforms to current USP requirements
Norethindrone
------------------------------------------------------------------------------------------------------------------------------------

NORINYL 1+50 SPECIFICATION
Schedule 1.6 to Packaging Agreement

------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units         Conforms to current USP criteria                   Conforms to current USP requirements
Mestranol
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Norethindrone          Conforms to USP Acceptance Table                   Conforms to USP requirements
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Ethinyl Estradiol      Conforms to USP Acceptance Table                   Conforms to USP requirements
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic                      (----)                                             N/A
Microorganisms
------------------------------------------------------------------------------------------------------------------------------------
Escherichia coli                   (----)                                             N/A
------------------------------------------------------------------------------------------------------------------------------------
Salmonella                         (----)                                             N/A
------------------------------------------------------------------------------------------------------------------------------------
Fungi                              (----)                                            N/A
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                  (----)                                             N/A
------------------------------------------------------------------------------------------------------------------------------------

NORINYL 1+50 SPECIFICATION
Schedule 1.6 to Packaging Agreement

                             BREVICON 0.5/35 Tablets
              Norethindrone USP 0.5 mg / Ethinyl Estradiol 0.035 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period               (----) days from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment               (----) months from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

------------------------------------------------------------------------------------------------------------------------------------
TEST                                     SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Blend Assay                              Norethindrone:  (----)% - (----)%
                                         Ethinyl Estradiol: (----)% - (----)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                                INTERNAL SPECIFICATION                               REGULATORY SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Appearance                          Blue, round, flat-faced, bevel-edged tablet.         Blue, flat-faced, beveled-edge tablets with
                                    Debossed one side "WATSON"; other side,              company identifier on one side and product
                                    "254".                                               identifier on the other,
------------------------------------------------------------------------------------------------------------------------------------
Identification Test                 Retention time of main sample peak correspond        Passes test.
Norethindrone                       to those of the standard.
------------------------------------------------------------------------------------------------------------------------------------
Identification Test                 Retention time of main sample peak correspond        Passes test.
Ethinyl Estradiol                   to those of the standard.
------------------------------------------------------------------------------------------------------------------------------------
Assay (Norethindrone)               (----)% - (----)%                                    (----)% - (----)% L.S.
------------------------------------------------------------------------------------------------------------------------------------
Assay (Ethinyl Estradiol)           (----)% - (----)%                                    (----)% - (----)% L.S.
------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units          Conforms to current USP criteria                     Conforms to USP requirements
Norethindrone
------------------------------------------------------------------------------------------------------------------------------------

BREVICON SPECIFICATION
Schedule 1.6 to Packaging Agreement

------------------------------------------------------------------------------------------------------------------------------------
Uniformity of Dosage Units          Conforms to current USP criteria                     Conforms to USP requirements
Ethinyl Estradiol
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Norethindrone           Conforms to USP Acceptance Table                     Conforms to USP requirements
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Dissolution Ethinyl Estradiol       Conforms to USP Acceptance Table                     Conforms to USP requirements
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic                       (----)                                               N/A
Microorganisms
------------------------------------------------------------------------------------------------------------------------------------
Escherichia coli                    (----)                                               N/A
------------------------------------------------------------------------------------------------------------------------------------
Salmonella                          (----)                                               N/A
------------------------------------------------------------------------------------------------------------------------------------
Fungi                               (----)                                               N/A
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                   (----)                                               N/A
------------------------------------------------------------------------------------------------------------------------------------

BREVICON SPECIFICATION
Schedule 1.6 to Packaging Agreement

                             LEVORA 0.15/30 Tablets
               Levonorgestrel 0.15 mg / Ethinyl Estradiol 0.03 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period               (----) days from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment               (----) months from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

------------------------------------------------------------------------------------------------------------------------------------
TEST                                     SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Blend Assay                              Levonorgestrel: (----)% - (----)% L.S.
                                         Ethinyl Estradiol: (----)% - (----)% L.S.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                             INTERNAL SPECIFICATION                             REGULATORY SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Description                      White, round, flat-faced, beveled edge tablet,     White, flat-faced, beveled-edge tablets with the
                                 uncoated.  Debossing one face, "15/30"; other      company identifier on one side and the product
                                 face "WATSON".                                     identifier on the other.
------------------------------------------------------------------------------------------------------------------------------------
*Identification Test (HPLC)      Retention time of main component peaks in the      Retention time of main sample peak conforms to
                                 sample compares to that of the corresponding       that of the standard.
                                 peaks in the standard.
------------------------------------------------------------------------------------------------------------------------------------
*Identification Test             (----)                                             (----)
(Melting Point, Class I)
------------------------------------------------------------------------------------------------------------------------------------
Assay (Levonorgestrel)           (----)% - (----)%                                  (----)% - (----)% of the label claim
------------------------------------------------------------------------------------------------------------------------------------
Assay (Ethinyl Estradiol)        (----)% - (----)%                                  (----)% - (----)% of the label claim
------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity HPLC          Conforms to current USP criteria                   Conforms to current USP requirements
Levonorgestrel
------------------------------------------------------------------------------------------------------------------------------------

LEVORA SPECIFICATION
Schedule 1.6 to Packaging Agreement

------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity HPLC          Conforms to current USP criteria                   Conforms to current USP requirements
Ethinyl Estradiol
------------------------------------------------------------------------------------------------------------------------------------
Dissolution                      Conforms to USP Acceptance Table                   Conforms to current USP requirements
Levonorgestrel
Q = 80% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Dissolution                      Conforms to USP Acceptance Table                   Conforms to current USP requirements
Ethinyl Estradiol
Q = 75% at 60 min.
------------------------------------------------------------------------------------------------------------------------------------
Disintegration                           (----)                                     N/A
------------------------------------------------------------------------------------------------------------------------------------
Residual Methanol                        (----)                                     (----)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   6-Keto EE             (----)
                   ---------------------------------------------------------------------------------
                   9,11 - DEE            (----)
                   ---------------------------------------------------------------------------------
                   6-OH-LNRG             (----)
                   ---------------------------------------------------------------------------------
                   6-OH-EE               (----)
*Related           ---------------------------------------------------------------------------------
Substances         6-Keto-LNRG           (----)                                                          (----)
                   ---------------------------------------------------------------------------------
                   6,7 - DEE             (----)
                   ---------------------------------------------------------------------------------
                   6,7 - DLNRG           (----)
                   ---------------------------------------------------------------------------------
                   5,6 - Delta LNRG      (----)
                   ---------------------------------------------------------------------------------
                   LNRG SYNT. IMP        (----)
                   ---------------------------------------------------------------------------------
                   Total                 (----)                                                          (----)
                   Related Substances
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic                            (----)                                                          (----)
Microorganisms
------------------------------------------------------------------------------------------------------------------------------------
Escherichia coli                         (----)

----------------------------------------------------------------------------------------------------
Salmonella                               (----)                                                          Not a filed requirement
----------------------------------------------------------------------------------------------------
Fungi                                    (----)
----------------------------------------------------------------------------------------------------
Coliform bacteria                        (----)
------------------------------------------------------------------------------------------------------------------------------------

*Identification and Related Substances testing performed by PHARMACIA; all other results derived from Certificate of Analysis provided by (----).
--------------------------------------------------------------------------------

LEVORA SPECIFICATION
Schedule 1.6 to Packaging Agreement

                                 NOR-QD Tablets
                           Norethindrone, USP 0.35 mg

------------------------------------------------------------------------------------------------------------------------------------
Bulk Tablet Holding Period                 (----) days from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------
Expiration Date Assignment                 (----) months from start of manufacture
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IN-PROCESS SPECIFICATION (GRANULATION)

------------------------------------------------------------------------------------------------------------------------------------
TEST                                       SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Assay (Norethindrone)                      (----)% - (----)%  L.S.
------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity                         Passes Test
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic Microorganisms               (----)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
FINISHED GOODS SPECIFICATION

------------------------------------------------------------------------------------------------------------------------------------
TEST                                INTERNAL SPECIFICATION                           REGULATORY SPECIFICATION
------------------------------------------------------------------------------------------------------------------------------------
Appearance                          Yellow, round, flat-faced, bevel-edged tablet.   Yellow, flat-faced, beveled edge tablets
                                    Debossed one side "WATSON" and "235";            debossed with "Watson 235" on one side, and
                                    the other side blank.                            blank on reverse.
------------------------------------------------------------------------------------------------------------------------------------
Identification                      Rf values of standard and sample compare.        Rf values of standard and sample compare.
------------------------------------------------------------------------------------------------------------------------------------
Assay (Norethindrone)               (----)% - (----)%                                (----)% - (----)% L.S.
------------------------------------------------------------------------------------------------------------------------------------
Content Uniformity                  Conforms to current USP criteria                 Conforms to current USP requirements
------------------------------------------------------------------------------------------------------------------------------------
Disintegration (without disks)      (----)                                           (----) the use (----)

------------------------------------------------------------------------------------------------------------------------------------

NOR-QD SPECIFICATION
Schedule 1.6 to Packaging Agreement

                             PLACEBO TABLETS, 50 mg

------------------------------------------------------------------------------------------------------------------------------------
TEST                                   INTERNAL SPECIFICATIONS                       REGULATORY SPECIFICATIONS

------------------------------------------------------------------------------------------------------------------------------------
Description                            Round, flat-faced, disc, beveled edged        Flat-faced, discoid, beveled edged tablets, no
                                       tablets. 3/16 inch diameter, uncoated.        scoring, debossed with company identifier on
                                       Debossed: One face "WATSON"; "P1" on          one side.
                                       the other side
                                       Orange colored, 50 mg tablet                  40-0996-XX Orange / pale orange / peach
                                                                                     colored, 50 mg tablet
------------------------------------------------------------------------------------------------------------------------------------
Identification Test (TLC)              Absence of steroids                           No steroids present
------------------------------------------------------------------------------------------------------------------------------------
Disintegration                         (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Hardness                               (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Residual Methanol                      (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic Microbial Count          (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                      (----)                                        No filed requirement
----------------------------------------------------------------------------------
Fungi                                  (----)
----------------------------------------------------------------------------------
E. Coli                                (----)
----------------------------------------------------------------------------------
Salmonella                             (----)
------------------------------------------------------------------------------------------------------------------------------------

SPECIFICATION: PLACEBO 50 mg
Schedule 1.6 to Packaging Agreement

                      PLACEBO TABLETS, 100 mg (for LEVORA)

------------------------------------------------------------------------------------------------------------------------------------
TEST                                   INTERNAL SPECIFICATIONS                       REGULATORY SPECIFICATIONS

------------------------------------------------------------------------------------------------------------------------------------
Description                            Round, flat-faced, beveled edged tablets.     Flat-faced, discoid, beveled edged tablets, no
                                       Uncoated, 1/4 inch diameter.  Debossed: One   scoring, debossed with company identifier on
                                       face "WATSON"; "P1" on the other side         one side.
                                       Pale orange / Peach colored, 100 mg tablet
                                                                                     40-0997-XX Orange / pale orange / peach
                                                                                     colored, 100 mg tablet
------------------------------------------------------------------------------------------------------------------------------------
Identification Test (TLC)              Absence of steroids                           No steroids present
------------------------------------------------------------------------------------------------------------------------------------
Disintegration                         (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Hardness                               (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Residual Methanol                      (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic Microbial Count          (----)                                        (----)
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                      (----)
----------------------------------------------------------------------------------
Fungi                                  (----)
----------------------------------------------------------------------------------   No filed requirement
E. Coli                                (----)
----------------------------------------------------------------------------------
Salmonella                             (----)
------------------------------------------------------------------------------------------------------------------------------------

SPECIFICATION: PLACEBO 100 mg (for Levora)
Schedule 1.6 to Packaging Agreement

                      PLACEBO TABLETS, 100 MG (for TRIVORA)
                      -------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TEST                                  INTERNAL SPECIFICATIONS                          REGULATORY SPECIFICATIONS

------------------------------------------------------------------------------------------------------------------------------------
                                       Round, flat-faced, beveled edged tablets.       Flat-faced, discoid, beveled edged tablets,
                                       Uncoated, 1/4 inch diameter.  Debossed: One     no scoring, debossed with company identifier
                                       face "WATSON"; "P1" on the other side           on one side.
                                       Peach colored, 100 mg tablet
                                                                                       40-0997-XX Orange / pale orange / peach
Description                                                                            colored, 100 mg tablet
------------------------------------------------------------------------------------------------------------------------------------
Identification Test (TLC)             Absence of steroids                              No steroids present
------------------------------------------------------------------------------------------------------------------------------------
Disintegration                        (----)                                           (----)
------------------------------------------------------------------------------------------------------------------------------------
Hardness                              (----)                                           (----)
------------------------------------------------------------------------------------------------------------------------------------
Residual Methanol                     (----)                                           (----)
------------------------------------------------------------------------------------------------------------------------------------
Total Aerobic Microbial Count         (----)                                           (----)
------------------------------------------------------------------------------------------------------------------------------------
Coliform bacteria                     (----)
----------------------------------------------------------------------------------
Fungi                                 (----)                                           No filed requirement
----------------------------------------------------------------------------------
E. Coli                               (----)
----------------------------------------------------------------------------------
Salmonella                            (----)
------------------------------------------------------------------------------------------------------------------------------------

SPECIFICATION: PLACEBO 100mg (for Trivora)
Schedule 1.6 to Packaging Agreement

                                  SCHEDULE 1.14

                            PACKAGING SPECIFICATIONS
                            ------------------------

Schedule 1.14 to Packaging Agreement

                   Applicable 'Product Assembly Specification'

      25428                 Brevicon (----)                           PAS # 9467

      X25428                Brevicon (----) Samples                   PAS # 9467

                            Brevicon Blister                          PAS # 9448

      27928                 Levora (----)                             PAS # 9445

      X27928                Levora (----) Samples                     PAS # 9492

                            Levora Blister                            PAS # 9482

      26528                 Norinyl 1/50 (----)                       PAS # 9459

                            Norinyl 1/50 Blister                      PAS # 9450

      25928                 Norinyl 1/35 (----)                       PAS # 9459

      X25928                Norinyl 1/35 (----) Samples               PAS # 9467

                            Norinyl 1/35 Blister                      PAS # 9449

      27428                 Tri-Norinyl (----)                        PAS # 9477

      X27428                Tri-Norinyl (----) Samples                PAS # 9518

                            Tri-Norinyl Blister                       PAS # 9476

      29128                 Trivora (----)                            PAS # 9441

      X29128                Trivora (----) Samples                    PAS # 9491

                            Trivora Blister                           PAS # 9466


Schedule 1.14 to Packaging Agreement

                                 SCHEDULE 2.2(a)

                          WATSON PHARMACEUTICALS, INC.
                                 PRODUCT PRICING

DESCRIPTION / UNIT OF MEASURE                                      PRICE
-----------------------------                                      -----

Trivora 28 168 (X29128) / CN                                     $(----)*
Trivora 28 168 (29128) / CN                                      $(----)*
Norinyl 1/35 28 84 PTP ((X25928) / CN                            $(----)*
Norinyl 1/35 28 W 168 (25928) / CN                               $(----)*
Norinyl 1/50 28 W 168 (26528) / CN                               $(----)*

Brevicon .5/35 28 84 PTP (X25428) / CN                           $(----)*
Brevicon .5/35 28 W 84 (25428) / CN                              $(----)*

Tri-Norinyl 28 84 PTP (X27428) / CN                              $(----)*
Tri-Norinyl 28 W 168 (27428) / CN                                $(----)*

Nor QD Tablets (A023091) / FULL LOT                              $(----)**

Levora 28 84 PTP (X27928) / CN                                   $(----)***
Levora 0.15/30 28 168 (27928) / CN                               $(----)***

Levora 28 84 PTP (X27928) / CN                                   $(----)****
Levora 0.15/30 28 168 (27928) / CN                               $(----)****


* Includes packaging, tablet release, stability and micro testing.

** Includes only tablet release, bulk stability and micro testing.

*** Represents Pharmacia continuing with the (----) bulk contract through April 15, 2002 and includes tablet manufacture, packaging, tablet release, stability and micro testing.

**** Represents Pharmacia packaging bulk tablets provided from Watson, tablet release, stability and micro testing after expiration of the (----) bulk contract.


Schedule 2.2(a) to Packaging Agreement

                              CONTRACT MANUFACTURER
                                QUALITY AGREEMENT

THIS QUALITY AGREEMENT made as of this 15th day of February , 2002, (the
                                       ----        ---------------
"Quality Agreement") by and between SEARLE & CO., a Delaware corporation, and its Affiliates ("SEARLE"), and WATSON LABORATORIES, INC., a Nevada corporation ("WATSON"). This Quality Agreement supplements the Packaging Agreement signed by both parties on the 15th day of February , 2002.
                    ----        ---------------

1.0   QUALITY REQUIREMENTS

      This Quality Agreement defines requirements to be followed when finished Product is packaged and/or tested for WATSON to ensure compliance with current Good Manufacturing Practice guidelines ("cGMPs"), and other regulatory requirements.

2.0   DEFINITIONS

      Product Testing - includes analytical and microbiological testing, when required, of in-process granulation and finished product testing.

      Internal Specifications - statistically based in-house action limits; these specifications cannot exceed registered specifications.

      Registered Specifications - Product specifications as submitted in the approved Product's (s) NDA/ANDA.


                                       1


Schedule 6.1 to Packaging Agreement

3.0   PRODUCT

      Refer to Attachment 1 for the list of products and the services to be provided by SEARLE for each of the products. The list is limited to the Products covered by the referenced Packaging Agreement.

4.0   PROCESSES

      4.1   Premises

            4.1.1 SEARLE will package and/or test the products at its Caguas,
                  Puerto Rico facility and will not use or transfer at a later date any of the operations/testing for the products to third parties or other sites without the prior written agreement of WATSON. Approval by WATSON shall not be unreasonably withheld.

            4.1.2 The premises and equipment used to package and/or test must be in compliance with cGMPs, current regulatory requirements, and in accordance with the documentation approved by WATSON.

      4.2   GMP Guidelines

            The cGMP guidelines to be applied are the United States cGMPs listed in Code of Federal Regulations ("CFR") Parts, 210 and 211 and associated Compliance Guidance.

      4.3   Materials

            SEARLE is responsible for ensuring that all materials procured for use in production or in analytical and microbiological testing are in full compliance with the registered specifications.

      4.4   Documentation

            4.4.1 SEARLE will provide on request packaging, analytical and microbiological testing documents which have been approved by its Quality and Compliance unit. Routinely, SEARLE will provide Watson with Certificates of Quality (C of Q) and Certificates of Analysis (C of A) for products packaged and/or tested by SEARLE.

            4.4.2 SEARLE will maintain original documentation according to the record retention procedure consistent with cGMP requirements.


                                       2


Schedule 6.1 to Packaging Agreement

            4.4.3 WATSON shall be responsible for providing SEARLE with the relevant portions of the most current NDA/ANDA's listed in Attachment 1, including but not limited to the Registered Specifications, so that SEARLE may fully comply with its responsibilities under this Quality Agreement.

      4.5   Methods

            The Product must be packaged and/or tested exactly as specified within the Specifications. No changes may be made to these methods without the prior written authorization of WATSON.

      4.6   Packaging Specifications

            The current, approved Packaging Specifications will be utilized. No changes may be made to these Packaging Specifications without the prior written authorization of WATSON.

      4.7   Batch Numbering

            Products manufactured by a facility other than SEARLE: The batch numbering system of the company that manufactured the Product will be used. At its discretion, SEARLE may assign a SEARLE batch number but all documents must cross-reference the batch number assigned by the facility that manufactured the product.

      4.8   Expiration Date Assignment

            Established expiry dating shall be used for all products packaged by SEARLE. Expiration date assignment will be calculated as follows: date of manufacture plus established expiry dating. For calculation of expiration dating, the date of manufacture is defined as the date in the manufacturing process when the active ingredient is added.

      4.9   Rework.

            Rework is not permitted without prior authorization by WATSON. Routine corrective actions performed in process do not require prior authorization by WATSON.

      4.10  Manufacturing and Equipment Data

            SEARLE is responsible for keeping records of machine usage, raw materials


                                       3


Schedule 6.1 to Packaging Agreement
            batch numbers and certification, in process results and parameters, and previous Product used in machinery if non-dedicated machinery is used.

5.0   QUALITY ASSURANCE

      5.1   Testing

            5.1.1 Packaging components. SEARLE will ensure that all materials used are in compliance with the approved Packaging Specifications.

            5.1.2 Finished Product. SEARLE will test all Product batches to the
                  Specifications. Test results failing the internal specifications require an investigation and must be reported to WATSON. WATSON concurrence on disposition of the product is required.

      5.2   Release Procedures

            5.2.1 SEARLE is responsible for ensuring and documenting conformance with the approved Specifications for those operations/testing performed by SEARLE.

            5.2.2 WATSON has responsibility for ensuring proper documentation and conformance with the approved NDA/ANDA requirements for those operations performed at facilities other than SEARLE.

            5.2.3 Product Acceptance. WATSON will inspect each delivery of
                  Product prior to release for distribution. WATSON will provide written notification to the appropriate facility when defects are found. Transfer of product into inventory shall be deemed Product acceptance by WATSON.

            5.2.4 Release to the Market. The Quality Assurance Department of
                  WATSON will release the Product for distribution based on inspection results and C of A / C of Q documents.

            5.2.5 Certificate of Analysis and Certificate of Quality. SEARLE
                  will sign a C of A confirming that the Product has been tested, and meets the registered specifications. Test specifications and test results must be included for each test. SEARLE will also provide a C OF Q , see Attachment 2 for example, stating the Product has been packaged in accordance with the approved batch record. The C of Q will contain language that confirms any and all deviations and investigations related to the lot were completed in compliance with applicable SOP's, and the Quality Agreement. Both the C of A and of C of Q shall accompany each batch of Product shipped from SEARLE. When appropriate, the language contained in the C of Q example may be consolidated onto the C of A document.


                                       4


Schedule 6.1 to Packaging Agreement

      5.3   Product Refusal

      Product that have been inspected and fails to meet WATSON acceptance criteria will be rejected. Written notification will be supplied to the appropriate contract manufacturer detailing the reason(s) for the refusal of the Product.

      5.4   Documentation

            Requests for full documentation. SEARLE commits to providing a full documentation package by fax within 24 hours or within a reasonable period if requested by WATSON for Product quality concerns, any regulatory reasons (e.g., batch recall) or unsatisfactory audit report.

      5.5   Retained samples

            Finished Product. SEARLE will retain, at minimum, sufficient samples of the Product, to carry out two full specification tests for the expiry period of the Product plus one year. This section is applicable to those products packaged by SEARLE.

      5.6   Stability

            SEARLE is responsible for maintaining a stability-testing program for the Product and will provide a stability report to WATSON annually. Any problem, which arises as a result of this program once confirmed, will be notified immediately to WATSON Quality Assurance. A minimum of one batch per year of the Product shall be included in the stability program..

      5.7   Regulatory Inspections

            SEARLE will inform WATSON of any Regulatory Inspections, which may involve the Product and permit a representative from WATSON Quality Assurance to be present if required by WATSON. A copy of any reports, notices issued by a Regulatory Authority, which relates to the Product shall be provided to WATSON.

      5.8   Audits

            SEARLE shall agree to a facility site compliance audit with prior written notification given by WATSON to access manufacturing and control systems used to produce the Product. Such audits shall be conducted within regular business hours.


                                       5


Schedule 6.1 to Packaging Agreement

      5.9   Corrective Actions from Audits

            5.9.1 Critical defects. In the case of any "Critical" defects arising during audits by WATSON or Regulatory Authorities, no further deliveries of Product may be delivered to WATSON until corrective actions have been completed to the satisfaction of WATSON.

            5.9.2 Other defects. In the case of other defects arising during audits by WATSON or Regulatory Authorities, a satisfactory corrective action program must be in place to the satisfaction of WATSON before further deliveries of Product to WATSON may be made.

      5.10  Recall / Field Alert / Complaints

            5.10.1 WATSON and SEARLE shall work together to mutually agree on any recall decision. WATSON shall have the final authority to initiate a Product recall. Refer to Packaging Agreement,
                   Article 6.6.

            5.10.2 SEARLE shall notify WATSON immediately of any confirmed failure that meets Field Alert Report criteria. WATSON shall notify the District office within three (3) days of the failure.

            5.10.3 Product Complaints. Refer to Packaging Agreement, Article
                   6.5.

      5.11  Change Control and Deviations

            5.11.1 Change Control. SEARLE will inform WATSON and obtain written approval in advance, of any proposal to change the following:

                        . Packaging materials or Packaging Specifications
                        . Site of packaging and/or testing
                        . Equipment used in packaging
                        . Product specifications
                        . In-process test method and /or instrument
                        . Laboratory equipment/instruments used in testing
                        . Testing laboratory
                        . Structural facilities, HVAC system
                        . Any other change that could affect the registration
                          status


                                       6


Schedule 6.1 to Packaging Agreement

            5.11.2 Deviations. SEARLE will record any accidental deviations from the packaging and/or testing of the Product in the batch/testing records and clearly notify WATSON of any and all deviations from the Quality Requirements for each batch.

      5.12  Annual Product Review

            SEARLE is responsible for performing and providing an Annual Product Review (APR) for the products listed in Attachment 1. APR completion will be performed following SEARLE schedule. A copy will be provided to WATSON.

      5.13  Signature Authority

            A list will be provided by WATSON detailing who has signature authority ("Quality") for items such as deviations, investigations, change controls, methods, specifications, master batch records etc. SEARLE is responsible to assure that only those listed approve documents. Any document approved by any other WATSON personnel may not be considered approved.

6.0   PROCESS CAPABILITY - VALIDATION

      6.1   Cleaning Validation

            SEARLE is responsible for ensuring that adequate cleaning is carried out between batches of different Products to prevent cross contamination. The cleaning process will be validated before the first Product batches are processed for WATSON. The validation will be updated to cover any new Products packaged in the same equipment or facilities as those used for WATSON Products.

      6.2   Computer System

            SEARLE is responsible for ensuring that computer systems, which are used for the packaging and/or laboratory testing of the batch, must be validated. Validation protocols and reports shall be available for WATSON for review on request.

7.0   STORAGE AND SHIPPING

      SEARLE will ensure that during packaging, storage and shipping of the Product that there is no possibility of deterioration, contamination or admixture with any other materials. SEARLE will only ship goods to WATSON warehouses or designated locations (listed in Attachment 2).

8.0   PERSONS FOR COMMUNICATION


                                       7


Schedule 6.1 to Packaging Agreement

      The persons to whom communication regarding Quality Control and Quality Assurance matters between WATSON and SEARLE shall be identified.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year set forth below.

WATSON LABORATORIES, INC.                   SEARLE & CO.

By:                                         By:
   ------------------------------------        ---------------------------------

Name:                                       Name:
    -----------------------------------          -------------------------------

Title:                                      Title:
     ----------------------------------           ------------------------------

Date:                                       Date:
     ----------------------------------          -------------------------------


                                       8


Schedule 6.1 to Packaging Agreement

Attachment 1


---------------------------------------------------------------------------------------------------------------------
PRODUCT                             NDA/ANDA                   PRODUCT TESTING                PACKAGING
---------------------------------------------------------------------------------------------------------------------
TRIVORA                             ANDA 74-538                       X                            X
---------------------------------------------------------------------------------------------------------------------
LEVORA                              ANDA 73-592                       X                            X
                                    ANDA 73-594
---------------------------------------------------------------------------------------------------------------------
NOR-QD                              NDA 17-060                        X
---------------------------------------------------------------------------------------------------------------------
BREVICON                            NDA 17-566                        X                            X
                                    NDA 17-743
---------------------------------------------------------------------------------------------------------------------
NORINYL 1+35                        NDA 13-625                        X                            X
                                    NDA 16-659
---------------------------------------------------------------------------------------------------------------------
NORINYL 1+50                        NDA 17-565                        X                            X
---------------------------------------------------------------------------------------------------------------------
TRI-NORINYL                         NDA 18-977                                                     X
---------------------------------------------------------------------------------------------------------------------
PLACEBO TABLETS

50 mg and
100 mg                              ---------                         X                            X
---------------------------------------------------------------------------------------------------------------------


                                       9


Schedule 6.1 to Packaging Agreement

Attachment 2

                              CONTACT INFORMATION:
                              --------------------

WATSON LABORATORIES, INC.


Primary:                                             Secondary:

Al Golfo                                             Jeff Nornhold
--------------------------------------------         ------------------------------------------
Name                                                 Name
Manager, Contract Manufacturing and                  Director, Contract Manufacturing and
--------------------------------------------         ------------------------------------------
Business Alliance Quality                            Business Alliance Quality
--------------------------------------------         ------------------------------------------
Title                                                Title
311 Bonnie Circle, Corona CA  92880                  311 Bonnie Circle, Corona CA  92880
--------------------------------------------         ------------------------------------------
Address                                              Address
909-493-5318 / agolfo@watsonpharm.com                909-493-5364 / jnornhol@watsonpharm.com
--------------------------------------------         ------------------------------------------
Phone/eMail address                                  Phone/eMail address
      909-493-5819                                         909-493-5819
--------------------------------------------         ------------------------------------------
Fax Number                                           Fax Number


SEARLE & CO.


Primary:                                             Secondary:

--------------------------------------------         ------------------------------------------

--------------------------------------------         ------------------------------------------
         Compliance Advisor                                   Quality & Compliance Team Leader
--------------------------------------------         ------------------------------------------
Title                                                Title

         Calle Jardines #99                                            Calle Jardines #99
--------------------------------------------         ------------------------------------------
         Caguas, Puerto Rico  00725                           Caguas, Puerto Rico  00725
--------------------------------------------         ------------------------------------------
Address                                              Address

         787-746-6201                                                  787-746-6201
--------------------------------------------         ------------------------------------------
Phone                                                Phone

         787-286-4000                                                  787-286-4000
--------------------------------------------         ------------------------------------------
Fax                                                  Fax

                          WATSON DISTRIBUTION CENTERS:
                          ----------------------------

            Watson Laboratories, Inc.               Watson Laboratories, Inc.
            3400 W. Lake Avenue                     Mt. Ebo Corporate Park
            Glenview, IL 60025                      Route 22
                                                    Brewster, NY 10509


                                       10


Schedule 6.1 to Packaging Agreement

Attachment 3

                             CERTIFICATE OF QUALITY
                             ----------------------

Product: _________________________    Product Code: ____________________________

Lot Number: ______________________    Expiration Date: _________________________

Release Date: ____________________    Total Units Released: ____________________

I hereby certify that the above tested finished drug product packaged by SEARLE was packaged in accordance with all requirements listed in WATSON's Product Registration and in accordance with current Good Manufacturing Practices for Finished Pharmaceuticals as specified under 21 Code of Federal Regulations, Parts 210 and 211, United States of America.


-----------------------------
Name

-----------------------------
Title

-----------------------------
Date


                                       11


Schedule 6.1 to Packaging Agreement

Product:  NORQD

                            QUALITY RESPONSIBILITIES
                            ------------------------

                                 Product: NORQD

Table 1. Quality Responsibilities for Searle and Watson

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Active Ingredient
..     Specifications                                      X
      --------------
..     Supply/procurement                                  X
      -----------
..     Selection                                           X
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor Audits                                       X
      -------------
..     Vendor Certification Program                        X
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Inert                                                                      (1) NDA Related
..     Specifications                                      X(1)
      --------------
..     Supply/procurement
             -----------
..     Selection                                           X
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor audits
      -------------
..     Vendor Certification Program
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Mfg. Master Batch Record                                                                  Watson may initiate changes.
..     Issuance
      .     Initiate
      .     Approve                                       X
..     Change Control
      .     Initiate
      .     Approve                                       X
----------------------------------------------------------------------------------------------------------------------------
Changes in Specification & Test Methods                                                   (1) NDA Related
                         --------------
(raw materials & bulk)
                 ----
..     Initiate                                            X(1)
..     Review                                              X
..     Approve                                             X
----------------------------------------------------------------------------------------------------------------------------
Executed Batch Records (bulk)
..     Storage
----------------------------------------------------------------------------------------------------------------------------


                                       12
Schedule 6.1 to Packaging Agreement

Product: NORQD
-------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets
..     Supply Samples for Testing
..     Sample Retention
..     Investigation
      .     Review                                        X
      .     Approve                                       X
----------------------------------------------------------------------------------------------------------------------------
Annual Product Review (bulk)                                                              /1/ Analytical Related
                       ----
..     Provide Data                                                           X /1/
..     Review/Approve                                      X
..     Storage
----------------------------------------------------------------------------------------------------------------------------
In-Process Testing
..     Physical
..     Analytical, if applicable                                               X
----------------------------------------------------------------------------------------------------------------------------
REPORTS
..     Bulk tablet Drug listing                            X
..     Product Drug listing                                X
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets                                                                              *QAN to Watson
(Specification Testing)
..     Supply Tablet Samples
..     Test                                                                    X
..     Provide results to Watson                                               X
..     Disposition for Packaging                           X
..     Investigation (Analytical)
      .     Conduct                                                           X
      .     Review                                     X/*/ only              X
      .     Approve                                    X MRB's                X
----------------------------------------------------------------------------------------------------------------------------
Packaging Components
..     Specifications
      .     Establish                                     X
      .     Change                                        X
      .     Approve                                       X
..     Supply                                              X
..     Test                                                X
..     Disposition for Use                                 X
----------------------------------------------------------------------------------------------------------------------------
Labeling
..     Artwork/Approve                                     X
..     Master Labels
      .     Review                                        X
      .     Approve                                       X
..     Printing/Approve for Use                            X
..     Changes                                             X
----------------------------------------------------------------------------------------------------------------------------
Packaging In-Process Testing
----------------------------------------------------------------------------------------------------------------------------


                                       13
Schedule 6.1 to Packaging Agreement

Product: NORQD
-------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Finished Product (Packaged)
..     Specifications
      .     Establish                                     X
      .     Change                                        X
      .     Approve                                       X
..     Product Disposition for Shipment                    X
..     Retained Samples
      .     Sampling                                      X
      .     Storage                                       X
----------------------------------------------------------------------------------------------------------------------------
Stability Samples
..     Storage                                                                 X
..     Specifications/Methods/Protocol                                         X
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Testing                                                                 X
..     Report to Watson                                                        X
----------------------------------------------------------------------------------------------------------------------------
Validation                                                                                /1/ Packaging Related
         (Plans/Protocols/Reports)                                                        /2/ Analytical Related
..     Initiate                                          X /1/               X /2/
..     Approve                                           X /1/               X /2/
..     Execute                                           X /1/               X /2/
..     Final Approval                                      X
----------------------------------------------------------------------------------------------------------------------------
Product Complaints                                                                        /1/ Packaging Related
..     Receipt                                             X                               /2/ Analytical Related
..     Investigation
      .     Initiate                                    X /1/               X (2)
      .     Review                                        X                 X (2)
      .     Approve                                       X                 X (2)
      .     Respond to Complaints                         X
      .     Maintenance of Complaints Master File         X
      .     Complaints Trend Analysis                     X
      .     Storage of Complaints samples                 X
      .     Product recall decision                       X
      .     Regulatory affairs                            X
                                                          X
----------------------------------------------------------------------------------------------------------------------------
Annual Product Review                                                                     /1/ Packaging Related
..     Compile Package                                   X /1/               X /2/         /2/ Analytical Related
..     Review/Approve                                    X /1/               X /2/
..     Storage                                           X /1/
----------------------------------------------------------------------------------------------------------------------------


                                       14
Schedule 6.1 to Packaging Agreement

Product: NORQD
-------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Annual Report                                                                             /1/ Packaging Related
..     Provide Documents                                                      X /1/
..     Submission                                          X
----------------------------------------------------------------------------------------------------------------------------


                                       15
Schedule 6.1 to Packaging Agreement

Product:  Tri-Norinyl, Norinyls, Brevicon, Trivora
--------

                            QUALITY RESPONSIBILITIES
                            ------------------------

               Products: Tri-Norinyl, Norinyls, Brevicon, Trivora

Table 1. Quality Responsibilities for Searle and Watson

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Active Ingredient
..     Specifications                                      X
      --------------
..     Supply/procurement                                  X
             -----------
..     Selection                                           X
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor audits                                       X
      -------------
..     Vendor Certification Program                        X
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Inert                                                                      /1/ NDA Related
..     Specifications                                    X /1/
      --------------
..     Supply/Procurement                                  X
             -----------
..     Selection
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor audits
      -------------
..     Vendor Certification Program
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Mfg. Master Batch Record
..     Issuance
      .     Initiate
      .     Approve                                       X
..     Change Control
      .     Initiate
      .     Approve                                       X
----------------------------------------------------------------------------------------------------------------------------


                                       16
Schedule 6.1 to Packaging Agreement

Product:  Tri-Norinyl, Norinyls, Brevicon, Trivora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Changes in Specification & Test Methods                                                   /1/ NDA Related
                         --------------
(raw materials & bulk)
                 ----
..     Initiate                                          X /1/
..     Review                                              X
..     Approve                                             X
----------------------------------------------------------------------------------------------------------------------------
Executed Batch Records (bulk)
                        ----
..     Storage
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets
..     Supply Samples for Testing
..     Sample Retention
..     Investigation
      .     Review
      .     Approve
----------------------------------------------------------------------------------------------------------------------------
In-Process Testing
..     Physical
..     Analytical, if applicable                                               X
----------------------------------------------------------------------------------------------------------------------------
Reports
..     Bulk tablet Drug listing                                                XX
..     Product Drug listing
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets
..     Supply tablet samples
..     Test                                                                    X
..     Provide results to Watson                           X                   X
..     Disposition for Packaging
..     Investigation (Analytical)
      .     Conduct                                                           X
      .     Review                                        X                   X
      .     Approve                                    /*/only                X
                                                        MRB's
----------------------------------------------------------------------------------------------------------------------------
Packaging Components                                                                      Watson may initiate changes
..     Specifications
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Supply                                                                  X
..     Test                                                                    X
..     Disposition for Use                                                     X
----------------------------------------------------------------------------------------------------------------------------


                                       17
Schedule 6.1 to Packaging Agreement

Product:  Tri-Norinyl, Norinyls, Brevicon, Trivora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Labeling                                                                                  Watson may initiate changes
..     Artwork/Approve                                     X
..     Master Labels
      .     Review                                        X                   X
      .     Approve                                       X                   X
..     Printing/Approve for Use                                                X
..     Changes                                             X                   X
----------------------------------------------------------------------------------------------------------------------------
Packaging
In-Process Testing                                                            X
----------------------------------------------------------------------------------------------------------------------------
Finished Product (Packaged)
..     Specifications
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Test                                                                    X
..     Results to Watson                                                       X
..     Product Disposition for Shipment                                        X
..     Retained Samples
      .     Sampling                                                          X
      .     Storage                                                           X
----------------------------------------------------------------------------------------------------------------------------
Stability Samples
..     Storage                                                                 X
..     Specifications/Methods/Protocol                                         X
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Testing                                                                 X
..     Report to Watson                                                        X
----------------------------------------------------------------------------------------------------------------------------
Validation                                                                                /1/ Packaging and Analytical
(Plans/Protocols/Reports)
..     Initiate                                                              X /1/
..     Approve                                             X                 X /1/
..     Execute                                                               X /1/
..     Final Approval                                      X                 X /1/
----------------------------------------------------------------------------------------------------------------------------


                                       18
Schedule 6.1 to Packaging Agreement

Product:  Tri-Norinyl, Norinyls, Brevicon, Trivora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Product Complaints                                                                        /1/ Packaging
..     Receipt                                             X
..     Investigation
      .     Initiate                                                        X /1/
      .     Review                                        X                 X /1/
      .     Approve                                       X                 X /1/
      .     Respond to  Complaints                        X
      .     Maintenance of Complaints Master File         X
      .     Complaints Trend Analysis                     X
      .     Storage of Complaints samples                 X
      .     Product recall decision                       X
      .     Regulatory affairs                            X
----------------------------------------------------------------------------------------------------------------------------
Annual Product Review                                                                     /1/ Packaging
..     Compile/Package                                                       X /1/
..     Review/Approve                                                        X /1/
..     Storage                                                               X /1/
----------------------------------------------------------------------------------------------------------------------------
Annual Report                                                                             /1/ Packaging
..     Provide Documents                                                     X /1/
..     Submission                                          X
----------------------------------------------------------------------------------------------------------------------------


                                       19
Schedule 6.1 to Packaging Agreement

Product:  Levora
--------

                            QUALITY RESPONSIBILITIES
                            ------------------------

                                 Product: Levora

Table 1. Quality Responsibilities for Searle and Watson

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Active Ingredient
..     Specifications                                      X
      --------------
..     Supply/procurement                                  X
             -----------
..     Selection                                           X
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor audits                                       X
      -------------
..     Vendor Certification Program                        X
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Raw Material - Inert
..     Specifications                                      X
      --------------
..     Supply/procurement
             -----------
..     Selection                                           X
      ---------
..     Test
..     Sample Retention
..     Investigations
      .     Initiate
            --------
      .     Review                                        X
      .     Approve                                       X
..     Vendor audits                                       X
      -------------
..     Vendor Certification Program                        X
      ----------------------------
----------------------------------------------------------------------------------------------------------------------------
Mfg. Master Batch Record
..     Issuance
      .     Initiate
      .     Approve                                       X
..     Change Control
      .     Initiate
      .     Approve                                       X
----------------------------------------------------------------------------------------------------------------------------


                                       20
Schedule 6.1 to Packaging Agreement

Product:  Levora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Changes in Specification & Test Methods
                         --------------
(raw materials & bulk)
               ------
..     Initiate                                            X
..     Review                                              X
..     Approve                                             X
----------------------------------------------------------------------------------------------------------------------------
Executed batch Records (bulk)
                        ----
..     Storage
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets
..     Supply Samples for Testing
..     Sample Retention
..     Investigation
      .     Initiate
      .     Review                                        X
      .     Approve                                       X
----------------------------------------------------------------------------------------------------------------------------
Annual Product Review (bulk)
                       ----
..     Provide Data
..     Review/Approve                                      X
..     Storage
----------------------------------------------------------------------------------------------------------------------------
In-Process Testing
..     Physical
..     Analytical, if applicable                                               X
----------------------------------------------------------------------------------------------------------------------------
Annual Report
..     Provide Data
              ----
..     Submission                                          X
---------------------------------------------------------------------------------------------------------------------------
Product Complaints (bulk)                                                                 /1/ Packaging
..     Receipt                                             X
..     Investigation
      .     Initiate                                                          X /1/
      .     Review                                        X
      .     Respond to Complaints                         X
..     Maintenance of Complaints Master File               X
..     Complaints Trend Analysis                           X
..     Storage of Complaints samples                       X
..     Product recall decision                             X
..     Regulatory affairs                                  X
----------------------------------------------------------------------------------------------------------------------------


                                       21
Schedule 6.1 to Packaging Agreement

Product:  Levora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Process & Cleaning Validation
(Master Plan/Protocols/Reports)
..     Initiate
..     Approve                                             X
..     Execute
..     Final Approval                                      X
----------------------------------------------------------------------------------------------------------------------------
Reports
..     Bulk tablet Drug listing                            X
..     Product Drug Listing                                X
----------------------------------------------------------------------------------------------------------------------------
Bulk Tablets
..     Test                                                                    X
..     Provide Results to Watson                                               X
..     Disposition for Packaging                           X
..     Investigation (Analytical)
      .     Conduct                                                           X
      .     Review                                                            X
      .     Approve                                                           X
----------------------------------------------------------------------------------------------------------------------------
Packaging Components
..     Specifications
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Supply                                                                  X
..     Test                                                                    X
..     Disposition for Use                                                     X
----------------------------------------------------------------------------------------------------------------------------
Labeling
..     Artwork/Approve                                     X
..     Master Labels
      .     Review                                        X                   X
      .     Approve                                       X                   X
..     Printing/Approve for Use                                                X
..     Changes                                             X                   X
----------------------------------------------------------------------------------------------------------------------------
Packaging In-Process Testing                                                  X
----------------------------------------------------------------------------------------------------------------------------


                                       22
Schedule 6.1 to Packaging Agreement

Product:  Levora
--------

----------------------------------------------------------------------------------------------------------------------------
Description of task                                     Watson              Searle        Comments
----------------------------------------------------------------------------------------------------------------------------
Finished Product (Packaged)                                                               * Only MRB's
..     Specifications
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Test                                                                    X
..     Results to Watson                                                       X
..     Product Disposition for Shipment                   X/*/
..     Retained Samples
      .     Sampling                                                          X
      .     Storage                                                           X
----------------------------------------------------------------------------------------------------------------------------
Stability Samples
..     Storage                                                                 X
..     Specifications/Methods/Protocol                                         X
      .     Establish                                     X                   X
      .     Change                                        X                   X
      .     Approve                                       X                   X
..     Testing                                                                 X
..     Report to Watson                                                        X
----------------------------------------------------------------------------------------------------------------------------

Packaging/Cleaning/Method Validations
   (Plans/Protocols/Reports)
..     Initiate                                                                X
..     Approve                                                                 X
..     Execute                                                                 X
..     Final Approval                                                          X
----------------------------------------------------------------------------------------------------------------------------
Product Complaints
..     Receipt                                             X
..     Investigation
      .     Review                                        X                   X
      .     Approve                                       X                   X
      .     Respond to Complaints                         X
----------------------------------------------------------------------------------------------------------------------------
Annual Product Review                                                                     Copy to Watson
..     Compile Package                                                        X /1/        /1/ Packaging
..     Review/Approve                                      X                   X
..     Storage                                                                 X
----------------------------------------------------------------------------------------------------------------------------
Annual Report
..     Provide Documents                                                       X
..     Submission                                          X
----------------------------------------------------------------------------------------------------------------------------


                                       23
Schedule 6.1 to Packaging Agreement